UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 10, 2007
THE HOME DEPOT, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-8207	95-3261426
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)
2455 Paces Ferry Road, N.W. Atlanta, Georgia 30339
(Address of Principal Executive Offices) (Zip Code)
(770) 433-8211
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01. Entry into a Material Definitive Agreement.
Item 2.02. Results of Operations and Financial Condition.
Item 5.04. Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
99.1 Press Release of The Home Depot, Inc. dated August 14, 2007
99.2 Updated Notice to Directors and Executive Officers

Item 1.01.     Entry into a Material Definitive Agreement.
On August 10, 2007, The Home Depot, Inc. (the “Company”) and Lehman Commercial Paper Inc., Merrill Lynch Capital Corporation and certain of their affiliates (the “Lenders”) amended the Commitment Letter, dated July 9, 2007 (the “Commitment Letter”), entered into in connection with the Company’s offer to purchase up to 250 million shares of its common stock. The Company and the Lenders amended paragraph (f) of the Commitment Letter to provide that the Company’s corporate credit ratings shall be rated BBB+ or better by S&P and Baa1 or better by Moody’s, and neither ratings organization shall have announced a reduction below such ratings.
Item 2.02.     Results of Operations and Financial Condition.
On August 14, 2007, the Company issued a press release, filed as Exhibit 99.1 and incorporated herein by reference, announcing the Company’s financial results for the fiscal quarter ended July 29, 2007.
The information contained in Item 2.02 of this report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18. Furthermore, the information contained in Item 2.02 of this report shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.
Item 5.04.     Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.
On August 14, 2007, the Company sent an updated notice to its directors and executive officers informing them that the previously announced blackout period with respect to The Home Depot FutureBuilder and The Home Depot FutureBuilder For Puerto Rico in connection with the Company’s tender offer that commenced on July 10, 2007 has been amended. The blackout period will now begin as of the close of market on August 30, 2007 and end during the week of September 14, 2007. A copy of the updated notice, which includes the information specified in Rule 104(b) of Regulation BTR, is attached hereto as Exhibit 99.2 and is incorporated herein by reference. To administer the tender of plan shares, tendering participants will be temporarily prevented from engaging in transactions in Company common stock in their individual accounts under the plans.
During the blackout period and for a period of two years after the ending date of the blackout period, security holders or other interested persons may obtain, without charge, information about the actual beginning and ending dates of the blackout period by contacting Tim Crow, Executive Vice President—Human Resources, in writing, at The Home Depot, 2455 Paces Ferry Road, Atlanta, Georgia 30339.
Item 9.01.     Financial Statements and Exhibits.

Exhibit	Description
99.1	Press Release of The Home Depot, Inc. dated August 14, 2007
99.2	Updated Notice to Directors and Executive Officers

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HOME DEPOT, INC.
By:	/s/ Carol B. Tomé
	Name:	Carol B. Tomé
	Title:	Chief Financial Officer and Executive Vice President -- Corporate Services

Date: August 14, 2007

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release of The Home Depot, Inc. dated August 14, 2007
99.2	Updated Notice to Directors and Executive Officers

5